UNITED STATES SECURITIES AND EXCHANGES COMMISSION

                        Washington D.C. 20549
                       ________________________

                               Form 8-K

                            CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):
                       October 11, 1996

                 Commission file number  33-86242

                     ProtoSource Corporation
    (exact name of registrant as specified in its charter)

                   		California					        77-0190772
	(State of other jurisdiction of			        (IRS Employer
	  Incorporation of organization)			         Identification No.)

                            2580 West Shaw
                    Fresno, California  93711-2765
           (address of principal executive offices, zip code)

Registrant's telephone number, including area code:  (209) 448-8040

                             Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.	OTHER EVENTS

		On October 11, 1996, the Registrant issued 2,800,000 shares of common stock at
$0.25 per share pursuant to a private placement through Andrew, Alexander, Wise
& Company,an investment banker in New York. The Registrant will also issue
400,000 shares related to a $200,000 bridge loan prior to the private placement. The Registrant may issue up to 3,2000,000 additional shares.

		In connection with the private placement, the Registrant paid a cash commission of 10% of the gross proceeds and issued common stock purchase warrants which are subject to demand and piggy back registration rights.



ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

	 (c) 	Exhibits:

10.11  Private placement agreement





SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


		 					PROTOSOURCE  CORPORATION



 							By:/s/ Andrew Chu
	  	  					Andrew Chu
			 		   		Chief Financial Officer



Dated:	October 16, 1996

Exhibits 10.11 Private placement agreement


ProtoSource Corp.
2580 West Shaw
Fresno, California  93711-2765



September 27, 1996



Andrew, Alexander, Wise & Company, Incorporated
17 State Street
New York, New York  10004


Gentlemen:

ProtoSource Corp., a California corporation (the "Company"), proposes to offer (the "Offering") a minimum of 2,000,000 and a maximum of 6,000,000 shares of the Company's Common Stock (the "Shares"), at an offering price of $.25 per Share. The Offering of the minimum number of Shares is referred to as the "Minimum Offering" and the Offering of the maximum number of Shares is referred to as the "Maximum Offering."

The Offering will be made on terms and conditions acceptable to you and as set forth in the confidential subscription agreement (the "Subscription Agreement") and the exhibits thereto, which are collectively referred to herein as the "Offering Documents." The Shares will be offered on a "best efforts" basis through you, as the Company's placement agent in an Offering that is exempt from registration under the Securities Act of 1933 (the "Securities Act") in accordance with Section 4(6) of the Securities Act. Andrew, Alexander, Wise & Company, Incorporated is sometimes referred to herein as the "Placement Agent." The Company will prepare and deliver to the Placement Agent a reasonable number of copies of the Offering Documents.

Each prospective investor subscribing for Shares (each, a "Subscriber") will be required to be an "accredited investor" as defined in Rule 501 of Regulation D and to deliver, among other things, a Subscription Agreement and a questionnaire ("Questionnaire") in the forms to be provided by the Company. Capitalized terms used herein, unless otherwise defined or unless the context otherwise indicates, shall have the same meanings as in the Offering Documents.


The Placement Agent has consummated a bridge financing
(the "Bridge Financing") on behalf of the Company. In connection with the Bridge Financing, the Company is issued an aggregate of $200,000 of its 10%, 1 year promissory notes (the "Notes") and an aggregate of 400,000 shares of its Common Stock (the "Bridge Shares"). In connection with its services rendered in completion of the Bridge Financing, the Company agrees to pay commissions and non-accountable expenses to the Placement Agent as more fully described in Section (3)(c) below.


1. Appointment of Placement Agent.

(a) You are hereby appointed Placement Agent of the Company during the Offering Period specified below for the purposes of assisting the Company in finding qualified Subscribers for Shares. As Placement Agent, you may engage the services of other placement agents in order to assist you in finding qualified Subscribers for the Shares, provided that such other placement agents possess all requisite federal, state and NASD registrations and memberships to act as placement agents. Any compensation to which you may become entitled in accordance with Section (3) of this Agreement shall be allocated between you as Placement Agent and any other placement agents which you engage to assist you in this Offering. The Offering Period shall commence on the day the Offering Documents are first made available to you by the Company for delivery to prospective Subscribers and shall continue until the earlier of (1) the sale of all of the Shares or (2) the close of business on October 31, 1996, except that the Company and the Placement Agent may agree to extend the Offering from time to time for up to an additional 60 days, if the Minimum Offering is sold prior to the close of business on September 27, 1996. However, if the Minimum Offering is not sold prior to the close of business on September 27, 1996, the Offering will be terminated and all funds received from Subscribers will be returned, without interest and without any deduction. The day that the Offering Period terminates is referred to as the "Termination Date."

(b) Subject to the performance by the Company of all of its obligations under this Agreement and to the completeness and accuracy of all representations and warranties of the Company contained in this Agreement, you hereby accept your appointment as exclusive Placement Agent and agree to assist the Company in finding qualified
Subscribers for Shares. Your agency hereunder is not terminable by the Company except upon termination of the Offering.

(c) Subscriptions for Shares shall be evidenced by the execution by Subscribers of a Subscription Agreement including a Questionnaire. No Subscription Agreement shall be regarded as effective unless and until it is accepted by the Company. Until the Closing (as defined below), all subscription funds received shall be held in escrow as described in the Subscription Agreement.

2. Representations and Warranties of the Company. The
Company represents and warrants (which representations and warranties will be true on the date of each Closing) as follows:

(a) Offering Documents. The Offering Documents conform in all respects with the requirements of Section 4(6) of the Securities Act and Regulation D and with the requirements of all other published rules and regulations of the Securities and Exchange Commission (the "SEC") currently in effect relating to "private offerings" to "accredited investors" of the type contemplated by the Company. The Offering Documents have not been amended or supplemented and no amendment or supplement thereto will be made without your prior consent.

(b) Organization. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted, to enter into this Agreement and to consummate all of the transactions contemplated by this Agreement and the Offering Documents. The Company and each of its subsidiaries is duly qualified as a foreign corporation for the transaction of business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or ownership or leasing of its properties requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or prospects of the Company or its subsidiaries.

(c) Capitalization. The authorized capital stock of the Company consists of __________ shares of Common
Stock, $____ par value and _________ shares of Preferred
Stock. As of the date hereof, the issued and outstanding capital stock of the Company consists of __________ shares of Common Stock and _________ shares of Preferred Stock.
All such issued and outstanding shares of the Company are duly authorized, validly issued, fully paid and nonassessable.

(d) Warrants. Preemptive Rights Etc. Except for the Company's outstanding, publicly traded warrants, options and warrants to purchase _________ shares by employees and others and Preferred Stock, there are not as of the date hereof any outstanding warrants, options, agreements, convertible securities, preemptive rights to subscribe for or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company.

(e) Title. The Company and each of its
subsidiaries have good and marketable title to all properties and assets, owned by them, free and clear of all liens, charges, encumbrances or restrictions, except as described in the Subscription Agreement or the exhibits thereto; all of the material leases and subleases under which the Company or its subsidiaries is the lessor or sublessor of properties or assets or under which the Company or its subsidiaries holds properties or assets as lessee or sublessee are in full force and effect; and the Company and its subsidiaries own or lease all such properties as are necessary to its operations as now conducted.

(f) Litigation. Except as set forth in the Subscription Agreement or the exhibits thereto, there is no action, suit, investigation, claim or proceeding at law or in equity by or before any arbitrator, governmental instrumentality or agency now pending or, to the knowledge of the Company, threatened against the Company or its subsidiaries. Except as set forth in the Subscription
Agreement or the exhibits thereto, neither the Company nor its subsidiaries is subject to any judgment, order, writ, injunction or decree of any Federal state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which would materially adversely affect the business, financial condition or prospects of the Company or its subsidiaries.

(g) Non-Defaults; Non-Contravention. Neither the
Company nor its subsidiaries is in violation of, or in default under, (1) its Certificate of Incorporation, or its By-laws, or any indenture, mortgage or other agreement or instrument to which it is a party or by which it or its property is bound or affected or (2) to the Company's knowledge, any order, writ, injunction or decree of any court of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; and, to the Company's knowledge, there exists no condition, event or act which constitutes, nor which after notice, the lapse of time or both, could constitute a default under any of the foregoing, which in any case would have a material adverse effect on the business, financial condition or prospects of the Company or its subsidiaries.

(h) Taxes. The Company and each of its
subsidiaries has filed all tax returns which are required to be filed by it and all such returns are true and correct in all material respects. The Company has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party.

(i) Compliance With Laws; Environmental Matters
Licenses. Etc. Neither the Company nor its subsidiaries has received any notice of any violation of, or noncompliance with, any Federal, state, local or foreign, laws, ordinances, regulations and orders applicable to its business, the violation of which, or noncompliance with which, would have a material adverse effect on the business, financial condition or prospects of the Company or its subsidiaries. The Company and each of its subsidiaries has all licenses and permits and other governmental certificates, authorizations and permits and approvals (collectively, "Licenses") required by every Federal, state and local government or regulatory body for the operation of its business as currently conducted and for the use of its properties, except where the failure to be licensed would not have a material adverse effect on the business, financial condition or prospects of the Company or its subsidiaries. The Licenses are in full force and effect and no violations have been recorded in respect of any License and no proceeding is pending or threatened to revoke or limit any thereof, except where such violations, revocations or limitations would not have a material adverse effect on the business, financial condition or prospects of the Company or its subsidiaries.

(j) Authorization of Agreement, Etc. This
Agreement has been duly executed and delivered by the Company. The execution, delivery and performance by the Company of this Agreement has been duly authorized by all requisite corporate action by the Company and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement, the issuance, sale and delivery of the Notes, the Bridge Shares, the Shares, the Placement Agent's Warrants and the Common Stock issuable upon exercise of the Placement Agent's Warrants will not (1) violate any provision of law or statute or, to the Company's knowledge, any order of any court or other agency of government or (2) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under its Certificate of Incorporation or By-Laws or any material indenture, mortgage, lease agreement or other material agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected, except as to which requisite waivers or consents shall have been obtained by the Company.

(k) Issuance of Shares, Etc. When issued, sold and delivered, the Common Stock purchasable upon exercise of the Placement Agent's Warrants (as hereinafter defined) (1) will have been validly issued and will be fully paid and nonassessable and will constitute valid and legal obligations of the Company enforceable in accordance with their respective terms, and (2) will not be subject to preemptive or any other similar rights of the stockholders of the Company or others. When issued and delivered, the Placement Agent's Warrants will be a valid and legal obligation of the Company enforceable in accordance with its terms.

(l) Authorization of Reserved Shares. The Company
has reserved for issuance           shares of its Common
Stock for issuance upon exercise of the Placement Agents's
Warrants. Such reserved shares are collectively referred to as the "Reserved Shares." When paid for, issued and delivered, the Reserved Shares will have been duly authorized and validly issued, will be fully paid and nonassessable, and will not be subject to preemptive or any other similar rights of the stockholders of the Company or others.

(m) Exempt Offering. Assuming (1) the accuracy of the representations and warranties of each Subscriber in the Subscription Agreement executed and delivered by such Subscriber and (2) that the Placement Agent has complied in all material respects with the requirements of Sections 4(6), 12(2) and 17(a) of the Securities Act, the offer and sale of the Shares in accordance with the terms of the Offering Documents and this Agreement are exempt from the registration requirements of the Securities Act by reason of the exemption afforded by Section 4(6) of the Securities Act.

(n) Disclosure. The Offering Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in the Offering Documents, in light of the circumstances under which they were made, not misleading.

(o) Registration Rights. Except as contemplated by the Subscription Agreement and the Placement Agent's
Warrants with respect to the rights of holders of the Placement Agent's Warrants and the Reserved Shares, and except as set forth in Subscription Agreement or the exhibits thereto, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(p) Brokers. Neither the Company nor any of its officers, directors, employees, agents or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement, other than the Placement Agent.

(q) Title to Securities. When certificates representing the Placement Agent's Warrants and the Reserved Shares have been duly issued and delivered to the purchasers thereof and payment has been made therefor, such purchasers, respectively, will have good and marketable title to such securities, free and clear of all liens, encumbrances and claims whatsoever (with the exception of claims arising or through the acts of such purchasers) and the Company will have paid all taxes, if any, in respect of the original issuance thereof

(r) Right of First Refusal. No person, firm or other business entity is a party to any agreement, contract or understanding, written or oral, entitling such party to a right of first refusal with respect to financings made by the Company.

(s) Listing. The Company's securities are currently traded in the Nasdaq Smallcap Market and except to the extent disclosed in the Offering Documents by the Company, the Company has not received any notice of, nor does it have any reason to believe, that its securities are subject to delisting from or suspension of trading in such system.

(t) Exchange Act Compliance. The Company has filed with the Securities and Exchange Commission on a timely basis all filings required of a company whose securities have been registered under the Securities Exchange Act of 1934 (the "Exchange Act"). All information contained in such filings was true accurate and complete in all material respects as of the date of such filings.

(u) Changes. Since January 1, 1995, and except as disclosed in the Offering Documents, (i) neither the Company nor its subsidiaries has entered into any transaction that was not in the ordinary course of its business, and (ii) there has been no material adverse change in the condition (financial or otherwise), business, properties, assets or liabilities of the Company or any of its subsidiaries.

(v) Trademarks Etc. Each of the Company and its subsidiaries has, or has the right to use, all trademarks and copyrights required to conduct its business as now conducted; and the Company has not received any notice of any claims, nor does it have any knowledge of any threatened claims, and knows of no facts that would form the basis of any claim, asserted by any person to the effect that the sale or use of any product or process now used or offered by the Company or its subsidiaries or proposed to be used by the Company or its subsidiaries infringes upon any trademarks, technology, know-how, processes or other intellectual property of another person.


3. Closing: Blue Sky; Fees and Expenses, Etc.

(a) Closing. Provided the minimum number of Shares have been subscribed for and funds representing the sale thereof have cleared, a closing (the "Closing") shall take place at the offices of Snow Becker Krauss P.C., 605 Third Avenue, New York, N.Y. within seven days following the Termination Date (which date may be accelerated or adjourned by agreement between the Company and the Placement Agent). The Closing can be a staged closing ("Stage Closing") with an initial closing of at least five hundred thousand dollars ($500,000), to occur no later than Monday, September 30, 1996. The Final Closing must occur no later than Thursday, October 31, 1996. At the Closing, payment for the Shares then being issued and sold by the Company shall be made against delivery of certificates representing the Common Stock included in the Shares. As used herein, references to "Closing" shall include the initial and each Stage Closing, unless the context requires otherwise. The Kriegsman Group and all other holders of the Company's restricted Common Stock will enter into lock-up agreements with the Placement Agent upon the Closing of the Maximum Offering to refrain from the sale or disposition of the securities of the Company owned by them for a two (2) year period following the later of the completion of the Maximum Offering or the Termination Date, unless pursuant to the written consent of the Placement Agent.

(b) Warrants.

(i) At each Closing, the Company shall issue to both the Placement Agent or its designees or their assignees (the "Holders") and to the Kriegsman Group, warrants (the "Placement Agent's Warrants" and the Kriegsman Group's Warrants respectively). The Placement Agent's Warrants and the Kriegsman Group's Warrants will permit each of those parties to purchase a number of Shares of the Company's Common Stock in an amount equal to 2,200,000 multiplied by a fraction, the numerator of which is the gross proceeds raised in connection with the particular Stage Closing and the denominator of which is $1,500,000 (to a maximum grant of Placement Agent's Warrants for 2,200,000 Shares and a maximum grant of Kriegsman Group's Warrants for 2,200,000 Shares). The Placement Agent's Warrants and the Kriegsman Group warrants shall be exercisable for five years from their date of issuance (unless extended) at a price equal to $.25 per share.

(ii) The Company covenants and agrees with the Placement Agent that, if at any time within the five-year period commencing on the date of the first Closing, the Company proposes to file a registration statement with respect to any class of security (other than pursuant to a registration statement on Forms S-4 or S-8 or any successor form or a post-effective amendment to the registration statement relating to the Company's publicly traded warrants) under the Securities Act in a primary registration on behalf of the Company and/or in a secondary registration on behalf of holders of the Company's securities, the Company will give prompt written notice (which, in the case of a registration statement pursuant to the exercise of registration rights shall be within ten (10) business days after the Company's receipt of notice of such exercise and, in any event, shall be at least twenty (20) days prior to such filing) to the Holders, at the address appearing on the records of the Company, of its intention to file a registration statement, and will offer to include in such registration statement all or any portion of the shares underlying the Holder's Warrants (the "Registrable Securities"). Unless otherwise indicated, all registrations requested pursuant to this Section 3(b)(ii) are referred to herein as "Piggyback Registrations." The offer to include the Registrable Securities in any Piggyback Registration Statement is limited by subparagraphs (A) and (B) of this
Section 3(b)(ii).

The Company will use its best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to cause to become effective any registration statement filed pursuant to this Section 3 (b)
(ii) as promptly as practicable. In that regard, the Company makes no representations or warranties as to its ability to have the registration statement declared effective. All registrations pursuant to this Section 3 (b)
(ii) will be made solely at the Company's expense, exclusive of any sales commissions incurred from the sale of the Registrable Securities and any attorneys' fees incurred by the Holders resulting from the hiring of the Holders own attorneys, if any Registrable Securities are sold.

(A)	Priority on Primary Registrations.  If a
Piggyback Registration includes an underwritten primary registration on behalf of the Company, and if the underwriter for the offering being registered by the Company determines in good faith and advises the Company in writing that in its opinion the number of Registrable Securities requested to be included in such registration statement exceeds the number that can be sold in such offering without materially adversely affecting the distribution of such securities by the Company, then the Company will promptly furnish the Holders with a copy of such letter, and the Company will include in such registration statement first, the securities that the Company proposes to sell and second, the securities requested to be included in such registration statement, any sales of which shall be apportioned pro rata among the Holders and the holders of any other securities requesting registration according to the number of Registrable Securities, and other securities to be registered.

(B)	Priority on Secondary Registrations.   If a
Piggyback Registration consists only of an underwritten secondary registration on behalf of stockholders of securities of the Company, and the underwriter for the offering being registered by the Company advises the Company in writing that in its opinion the number of Registrable Securities requested to be included in such registration statement exceeds the number which can be sold in such offering without materially adversely affecting the distribution of such securities, then the Company will promptly furnish the Placement Agent with a copy of such letter, and the Company will include in such registration statement the securities requested to be included in such registration statement, any sales of which shall be apportioned pro rata among the Placement Agent and the holders of any other securities requesting registration according to the number of Registrable Securities and other securities requested to be registered.

Notwithstanding Subparagraph (a) above, if any such underwriter shall determine in good faith and advise the Company in writing that the distribution of the Registrable Securities requested to be included in the registration statement concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company, then the Company may delay the Holders' offering and sale for such period ending on the earliest of (i) 90 days following the effective date of the Company's registration statement or
(ii) such date as the Company, managing underwriter and Holders shall otherwise agree. In the event of such delay, the Company shall file such supplements, post-effective amendments and take any such other steps as may be necessary to permit the Holders to make a proposed offering and sale for a period of ninety (90) days immediately following the end of such period of delay. If any party disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company, the underwriter, and the Holders. Notwithstanding the foregoing, the Company shall not be required to file a registration statement to include the Registrable Securities pursuant to this Section 3(b) (ii) if, in the opinion of counsel for the Company, all of the Registrable Securities proposed to be disposed of may be transferred pursuant to the provisions of Rule 144 under the Securities Act.

(C)	Demand Registration Rights.  The Company covenants
and agrees that upon written request of no less than fifty percent (50%) of the Holders, on one occasion, made at any time during the term, the Company will file with the SEC as promptly as practicable and, in any event, within ninety
(90) days after receipt of such written request, at its sole expense, a registration statement or a post-effective amendment to an existing registration statement, under the Securities Act (collectively a "Demand Registration Statement") registering or qualifying the Registrable Securities requested to be so registered for sale. The expenses of such Demand Registration Statement shall be paid solely by the Company, exclusive of any sales commissions incurred from the sale of the Registrable Securities and any attorneys' fees incurred by the Holders resulting from the employment of their own attorneys which shall be the obligations solely of such Holders. The registration right requested pursuant to this Section 3(b)(ii) is referred to herein as the "Demand Registration." Within fifteen (15) days after receiving any such notice, the Company shall give notice to the remaining holders of the Registrable Securities, if any, advising that the Company had received a request for registration and is proceeding with such Demand Registration Statement and offering to include therein the Registrable Securities of such remaining Holders. The Company shall not be obligated to include the Registrable Securities of any such remaining Holders in a Demand Registration Statement unless the Company shall have received an acceptance from such holder by notice in writing to the Company within ten (10) days thereafter. The Company will file and use its best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to cause such Demand Registration Statement to become effective as promptly as practicable. For a period of nine months after the Registration Statement becomes effective, the Company will reflect in an amendment to the registration Statement, financial statements which are prepared in accordance with Section 10(a)(3) of the Securities Act and any facts or events arising that, individually, or in the aggregate, represent a fundamental and/or material change in the information set forth in the Demand Registration Statement to enable the holders to sell such Registrable Securities during said nine month period. The Company shall not be obligated to file another Demand Registration Statement pursuant to this paragraph for any holder who does not accept the offer herein.

Notwithstanding anything else herein, no Demand
Registration shall be utilized or be deemed to have been utilized under this Section 3(b)(ii)(C) unless and until the Demand Registration Statement relating to the Registrable Securities which are the subject of the Demand Registration Statement is declared effective by the SEC and the Registerable Securities are qualified for sale with the appropriate State Securities Commissions, and no stop order suspending the effectiveness of such Demand Registration Statement shall have been issued and the registration Statement has remained in effect and current for a minimum period of nine months.

If requested by the underwriter for any underwritten offering of the Company's or its stockholder's securities in which the Registerable Securities are or may be included, and the underwriter of such offering by the Company and/or its stockholder requests that the Registerable Securities also be underwritten, then the Company and the Holder of Registrable Securities will enter into an underwriting agreement with such underwriter for such offering, which shall be reasonably satisfactory in substance and form to the Company and the Company's counsel, the Holder of Registrable Securities and the underwriter, and such agreement shall contain such representations and warranties by the Company and the Holders of Registrable Securities and such other terms and provisions as are customarily contained in an underwriting agreements with respect to secondary distributions including, without limitation, indemnities.

(d)	Bridge Financing Fees.  Upon the earlier of
September 27, 1996 or the Closing of the Minimum Offering, the Company hereby agrees to pay to the Placement Agent commissions equal to ten percent (10%) of the gross proceeds of the Bridge Financing as well as a non-accountable expense allowance equal to three percent (3%) of the gross proceeds of the Bridge Financing.

(e)	Commissions. Upon the Closing the Minimum
Offering and any subsequent Closings, the Company hereby covenants and agrees to pay to the Placement Agent a sales commission consisting of ten percent (10.0%) of the gross proceeds of the Offering received by the Company at such Closing.

(f)	Non-Accountable Expense Allowance. Upon the
Closing the Minimum Offering and any subsequent Closings, the Company hereby covenants and agrees to pay to the Placement Agent a non-accountable expense allowance equal to three percent (3.0%) of the gross proceeds of the Offering received by the Company at such Closing.

(g)	Consulting Agreement.	Upon Closing of the
Maximum Offering, the Company and the Placement Agent shall execute a financial consulting agreement for a term of two
(2) years which provides for the Company to pay a monthly consulting fee of $5,000 to the Placement Agent commencing with the Closing of the Maximum Offering, in a form satisfactory to counsel for the Placement Agent.

(h) Termination. A Closing may be postponed or this Agreement may be terminated by the Placement Agent by giving notice to the Company in the event that: (i) the Company shall have failed, refused or been unable, at or prior to a Closing, to perform any agreement on its part to be performed, or (ii) there shall have occurred, at any time prior to a Closing, (A) any domestic or international event, act or occurrence that has materially disrupted, or in the Placement Agent's opinion, will in the immediate future materially disrupt, the securities markets; (B) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market;
(C) any outbreak of major hostilities or other national or international calamity; (D) any banking moratorium declared by a state or federal authority; (E) any moratorium declared in foreign exchange trading by major international banks or other persons; (F) any material interruption in the mail service or other means of communication within the Shared States; (G) any material adverse change in the business, properties, assets, results of operations, or financial condition of the Company; or (H) any change in the market for securities in general or in political, financial, or economic conditions that, in the Placement Agent's reasonable judgement, makes it inadvisable to proceed with the Offering.

4. Covenants of the Company.

(a) Use of Proceeds. The net proceeds of the Offering will be used by the Company substantially as set forth in the Offering Documents.

(b) Reservation of Common Stock. The Company will, at all times while the Placement Agent's Warrants and the Kriegsman Group's Warrants are outstanding, have a sufficient number of shares of its Common Stock available for issuance upon exercise thereof.

(c)	Warrants. The Company shall not issue any
warrants to purchase Common Stock of the Company other than the Placement Agent's Warrants and the Kriegsman Group's Warrants pursuant to Section three of this agreement. The company shall not issue any warrants to the Kriegsman Group in excess of those permitted by Section 3 of this Agreement.

(d) Expenses of Offering. The Company shall be responsible for, and shall bear all reasonable expenses directly and necessarily incurred in connection with, the Offering including, but not limited to, legal fees relating to the costs of preparing the Offering Documents and all exhibits and amendments thereto; preparing and delivering all placement agent and selling documents, including, but not limited to, the Common Stock, Blue Sky fees, filing fees and the fees and reimbursement of counsel in connection with Blue Sky matters.

(e) Notification. The Company shall notify the
Placement Agent immediately, and in writing, (A) when any event shall have occurred during the period commencing on the date hereof and ending the last Closing Date as a result of which the Offering Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Shares, or of any exemption from such registration or qualification, in any jurisdiction. The Company shall use its best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if issued and the Placement Agent so requests, to obtain the lifting thereof as promptly as possible.

(f) Blue Sky. The Company shall use its best efforts to qualify or register the Shares for offering and sale under, or establish an exemption from such qualification or registration under, the Blue Sky laws of such jurisdiction as you may reasonably request. The Company will not consummate any sale of Shares in any jurisdiction or in any manner in which such sale may not be lawfully made.

(g) Form D Filing. The Company shall file five copies of a Notice of Sales of Securities on Form D with the SEC no later than 15 days after the first sale of the Shares. The Company shall file promptly such amendments to such notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers are made. The Company shall furnish the Placement Agent with copies of all such filings.

(h) Press Releases. Etc. The Company shall not, during the period commencing on the date hereof and ending the last Closing Date, issue any press release or other communication, or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets or liabilities, or the Offering, without the prior consent of the Placement Agent, which consent shall not be unreasonably withheld. The foregoing notwithstanding, the Company may issue press releases or other communications if such releases are made in the ordinary course of the Company's business or are otherwise required by law.

5. Conditions of the Placement Agent's Obligations

(a)	  As of the date of the first Stage Closing,
the Company will deliver to the Placement Agent, at the Placement Agent's option, either (i) an opinion letter from Angell & Deering, the Company's auditors, that based upon June 30, 1996 financial statements, upon the Closing of this Offering the Company will be eligible for listing on the Nasdaq SmallCap market; or (ii) a pre-determination from Nasdaq that upon the Closing of this Offering the Company will be eligible for listing on the Nasdaq SmallCap market.

(b) On the Closing Dates the Placement Agent shall have received the favorable opinion of counsel for the Company, dated the Closing Date, addressed to the Placement
Agent and in form, scope and substance satisfactory to counsel for the Placement Agent, to the effect that:

    		    (i) Each of the Company and its subsidiaries (the "Subsidiaries") is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority under such laws to own its properties and to conduct its business as described in the Offering Documents and is duly qualified to do business as a foreign corporation and is in good standing in such jurisdictions as the Representative may request.

    		    (ii) the Company has an authorized and
outstanding capitalization as set forth under the caption "Capitalization" in the Offering Documents; and the Common Stock and preferred stock conform in all material respects as to legal matters to the description thereof contained in the Offering Documents. The Company has all requisite corporate power and authority to issue, sell and deliver the Company Shares and Option Shares in accordance with and upon the terms and conditions set forth in this Agreement and in the Offering Documents, and all corporate action required to be taken by the Company for the due and proper authorization, issuance, sale and delivery of the Company Shares has been validly and sufficiently taken. The Company Shares, upon issuance and delivery and payment therefor in the manner herein described, will be, duly authorized, validly issued, fully paid and nonassessable. The terms and provisions of the capital stock of the Company conform in all material respects to the description thereof contained under the caption ''Description of Capital Stock'' in the Offering Documents; and except as set forth in the Offering Documents and except as previously disclosed to the Placement Agent in writing, there are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Stock pursuant to the Company's certificate of incorporation, or by-laws;


    		    (iii)  this Agreement and the execution and
performance by the Company has been duly and validly authorized, executed and delivered by the Company;

    		    (iv)  no consent, approval, authorization or
order of any court or governmental agency or body is required in connection with the consummation of the transactions contemplated by this Agreement, except such as may be required under the Act or state or foreign securities or Blue Sky laws;

    		    (v) the Offering Documents and any amendments or supplements thereto (other than the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered) as of their respective dates comply as to form in all material respects with the requirements of the Act and the Rules and Regulations thereunder;

    		    (vi)  except as set forth in the Offering
Documents and except as previously disclosed to the Placement Agent in writing, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of Stock pursuant to any agreement or other instrument known to such counsel to which the Company or any subsidiary is a party; and to the best of such counsel's knowledge, the offering or sale of the Stock as contemplated by this Agreement does not give rise to any registration rights or other rights, other than those which have been waived or satisfied for or relating to the registration of any shares of Common Stock;

    		    (vii)  to the best of such counsel's
knowledge, there are no legal or governmental proceedings pending or threatened before or by any court or governmental agency or body against the Company of a character required to be disclosed in the Prospectus which have not been so disclosed;

    		    (viii) Such counsel have participated in conferences with representatives of the Placement Agent and with representatives of the Company and it accountants concerning the Registration Statement and the Offering Documents and have considered the matters required to be stated therein and the statements contained therein, although they have not independently verified the accuracy, completeness or fairness of such statements. Such counsel shall also state that based upon and subject to the foregoing, nothing has come to their attention to cause them to believe that the Offering Documents, at their issue date, or at the date of the Closing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements, in light of the circumstances under which they were made, not misleading (it being understood that they have not been requested to and do not make any comment with respect to the financial statements, schedules and other financial and statistical in formation contained in the offering Documents).

    		(c) Prior to either Closing Date (i) there shall have been no material adverse change in the condition of the Company or its business or business activities, financial or otherwise, from the date as of which such condition is set forth in the Offering Documents, except as referred to therein; (ii) there shall have been no material transaction, not in the ordinary course of business, entered into by the Company from the date as of which the financial condition of the Company is set forth in the Offering Documents, other than transactions referred to or contemplated therein or to which the Placement Agent has given its written consent;
(iii) the Company shall not be in default under any provisions of any instruments relating to any outstanding indebtedness; (iv) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Offering Documents; (v) no action, suit or proceeding, at law or in equity, shall have been pending or to the Company's knowledge threatened against the Company or affecting its properties or business before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding would materially adversely affect the business, operations, income or financial condition of the Company, except as set forth in the Offering Documents; and
(vi) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or threatened by the Commission, (vii) the Offering Documents do not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements, in light of the circumstances under which they were made, not misleading and
(viii) The Offering Documents conform in all respects with the requirements of Section 4(6) of the Securities Act and Regulation D and with the requirements of all other published rules regulations of the Securities and Exchange Commission (the "SEC") currently in effect relating to "private offerings" to "accredited investors".

    		(d) On the Closing Dates the Placement Agent shall have received a certificate of the President or Chairman of the Board and Secretary or the Treasurer of the Company, dated the Closing Date, to the effect that the conditions set forth in subsection (c) above have been satisfied, and that as of the Closing Date, the representations and warranties set forth in Section 2 hereof, and that the Company has performed all its obligations and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

    		(e) At the time this Agreement is executed, and on the Closing Dates, the Placement Agent shall have received a certificate from the Treasurer or Chief Financial Officer of the Company in form, scope and substance satisfactory to the Placement Agent in all respects
(including the non-material nature of the changes or decreases, if any, referred to below, that as of the date of this Agreement and as of the Closing Dates the Interim
Results of Operations included in the Offering Documents for the period ended June 30, 1996 and the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), the unaudited Interim Results of Operations of the Company included in the Disclosure
Documents comply as to form in all material respects with the applicable accounting requirements of the Act and the regulations thereunder and are fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Offering Documents and that at a specified date not more than five business days prior to the date of such letter, there was no material change in the Common Stock, preferred stock or long term debt of the Company, in each case as compared with amounts shown on the June 30, 1996 consolidated balance sheets other than as set forth in or contemplated by the Offering Documents, or, if there was any change or decrease, setting forth the amount of such change or decrease, or during the period from June 30, 1996 to a specified date not more than five business days prior to the date of such letter, there was any decrease in revenues, or in earnings before income taxes, and extraordinary items or in the total or per share amounts of net earnings or loss of the Company, in each case as compared with the corresponding period beginning other than as set forth in or contemplated by the Disclosure Documents, or, if there was any decrease, setting forth the amount of such decrease;

    		(f) The certificates for the Stock comprising the Shares shall have been duly tendered to the Placement Agent for the accounts of the Subscribers.

    		(g) No order suspending the sale of the Shares prior to the Closing in any jurisdiction designated by the Placement Agents shall have been issued on or before the Closing and no proceedings for that purpose shall have been instituted or, to the Representative's knowledge or that of the Company, shall be contemplated.


Any certificate signed by an officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by the Company to the Placement Agent as to the statements made therein. If any condition to the Placement Agent's obligations hereunder to be fulfilled prior to or at the Closing Date is not so fulfilled, the Placement Agent may terminate this Agreement or, if it so elects, waive any such conditions which have not been fulfilled or extend the time for their fulfillment.


6. Indemnification.

(a) The Company agrees to indemnify and hold harmless the Placement Agent and its officers, directors, employees, agents and counsel, and each person, if any, who controls the Placement Agent within the meaning of Section
15 of the Securities Act (each, an "Indemnified Party") as follows:

     (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission;

     (iii) against any and all expense whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or
(ii) above; and

     (iv) notwithstanding the foregoing, the
Company shall have no obligation to indemnify an Indemnified
Party for any loss, liability, claim, damage or expense found in the final judgement of a court to have resulted from such Indemnified Party's gross negligence or intentional misconduct.

(b) The Company agrees to indemnify and hold harmless each Indemnified Party, to the same extent as the foregoing indemnity, against any and all loss, liability, claim, damage and expense whatsoever directly arising out of the exercise by any person of any right under the Securities Act or the Exchange Act or the securities or Blue Sky laws of any state on account of violations by the Company of its representations, warranties or agreements set forth in
Section 2 hereof or by the Company and any subscriber for Shares in the Subscription Agreement.

(c) Promptly after receipt by an Indemnified Party under this Section of notice of the commencement of any action, the Indemnified Party will, if a claim for indemnification in respect thereof is to be made against the Company under this Section, notify in writing the Company of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability which it may have to the Indemnified Party otherwise than under this Section. In case any such action is brought against the Indemnified Party, and it notifies the Company of the commencement thereof, the Company will be entitled to participate in, and, to the extent that it may wish, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to the Indemnified Party, and after notice from the Company to the Indemnified Party of its election so to assume the defense thereof, the Company will not be liable to the Indemnified Party under this Section for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation and other than as set forth below. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Company if the Company has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Party; provided that the fees and expenses of such counsel shall be at the expense of the Company if (i) the employment of such counsel has been specifically authorized in writing by the Company or (ii) the named parties to any such action (including any impleaded parties) include both the Placement Agent and one or more other Indemnified Parties and/or the Company and, in the judgment of the Placement Agent, it is advisable for the Placement Agent or any other Indemnified Party to be represented by separate counsel (in which case the Company shall not have the right to assume the defense of such action on behalf of the Placement Agent or any other Indemnified Parties, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the Indemnified Parties, which firm shall be designated in writing by you). No settlement of any action against the Indemnified Party shall be made without the consent of the Indemnified Party, which shall not be unreasonably withheld in light of all factors of importance to the Indemnified Party.

          7. Contribution. To provide for just and equitable contribution, if (a) an Indemnified Party makes a claim for indemnification under Section 5 but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement provides for indemnification in such case, or (b) any Indemnified Party or the Company seeks contribution under the Securities Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee, agent, or counsel of the Company, or any controlling person within the meaning of Section 15 of the Securities Act (each a "controlling person") of the Company), on the one hand, and the Placement Agent (including for this purpose any contribution made by or on behalf of any officer, director, employee, agent or counsel of the Placement Agent or any controlling person of the Placement Agent), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand; provided, however, that if applicable law does not permit such allocation, then their contributions shall be in such proportions as are appropriate to reflect not only the relevant benefits received by each of them but also other relevant equitable considerations such as the relative fault of the Company and the Placement Agent in the cause of such losses, liabilities, claims, damages, and expenses. No person guilty of a fraudulent representation shall be entitled to contribution from any person who is not guilty of such fraudulent representation. For purposes of this
Section 6, each officer, director, employee, agent, counsel and controlling person of the Placement Agent shall have the same rights to contribution as the Placement Agent, and each officer, director, employee, agent, counsel and controlling person of the Company shall have the same rights to contribution as the Company subject, in each case, to the provisions of this Section 6. Anything in this Section 6 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without his, her or its written consent. This Section 6 is intended to supersede any right to contribution under the Securities Act, or otherwise.

8. Miscellaneous.

(a) Representations and Warranties. Certain
Covenants and Indemnities to Survive. All representations and warranties contained in this Agreement, or contained in any certificate of any officer of the Company delivered pursuant to this Agreement, and the indemnification and contribution provisions of Sections 5 and 6 hereof, shall remain operative, in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of the Placement Agent or the Company and shall survive the sale and delivery of the Shares.

(b) No Other Beneficiaries. This Agreement is solely for the benefit of the parties specified herein and their respective successors and assigns.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York without regard to principles of conflict of laws.

(d) Counterparts. This Agreement may be signed in counterparts with the same effect as if both parties had signed one and the same instrument.

(e) Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered by hand, against written receipt, sent by facsimile transmission, receipt confirmed, or mailed by registered or certified mail, return receipt requested, postage prepaid, if to the Placement Agent at Noble Investment Co. of Palm Beach, 1801 Clint Moore, Boca Raton, Florida 33487, Attention: Nick Pronk, and if to the Company at 790 East Market Street, Suite 270, West Chester, Pennsylvania 19382, Attention: Joyce A. Rizzo. Notices shall be deemed given on the date of receipt or, if mailed, three business days after mailing, except notices of change of address, which will be deemed given when received.

(f) Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the matters herein referred and supersedes all prior agreements and understandings, written and oral, between the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver or termination is sought.


           If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

Very truly yours,

PROTOSOURCE CORPORATION



By:
    							Chief Executive Officer



Agreed:

ANDREW, ALEXANDER, WISE &
  COMPANY, INCORPORATED




By:
Andreas Zigouras